Exhibit 10.31

OMNIBUS AMENDMENT AGREEMENT

This Omnibus Amendment Agreement (this “Amendment”), dated as of February 3, 2022, by and between MODULAR MEDICAL, INC., a Nevada corporation (the “Company”), and each of the several purchasers signatory hereto (each such purchaser, a “Purchaser” and, collectively, the “Purchasers”).

WHEREAS:

A.            The Company executed that certain Securities Purchase Agreement dated as of the date set forth on the signature page attached hereto (the “Purchase Agreement”);

B.             Pursuant to the Purchase Agreement, the Company issued certain Warrants (as defined in the Purchase Agreement) to the Purchasers;

C.            An amendment to the Warrants requires the written consent of the Company and the Purchasers; and

D.            The Company and the undersigned Purchasers wish to amend the Warrants in certain respects.

NOW THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged the Company and the undersigned Purchasers hereby agree as follows:

1.            AMENDMENTS.

a.             Section 2(b) of the Warrants is hereby deleted in its entirety and replaced with the following:

(b)           Anti-Dilution Adjustments to Exercise Price. If the Company or any Subsidiary thereof, as applicable, at any time while this Warrant is outstanding, shall sell or grant any option to purchase, or sell or grant any right to reprice, or otherwise dispose of or issue (or announce any offer, sale, grant or any option to purchase or other disposition) any Common Stock or securities entitling any person or entity (for purposes of clarification, including but not limited to the Holder pursuant to (i) any other security of the Company currently held by Holder, (ii) any other security of the Company issued to Holder on or after the Issuance Date (including the Note), or (iii) any other agreement entered into between the Company and Holder) to acquire shares of Common Stock (upon conversion, exercise or otherwise), at an effective price per share less than the then Exercise Price (such lower price, the “Base Share Price” and such issuances collectively, a “Dilutive Issuance”) (if the holder of the Common Stock or Common Stock Equivalents so issued shall at any time, whether by operation of purchase price adjustments, elimination of an applicable floor price for any reason in the future (including but not limited to the passage of time or satisfaction of certain condition(s)), reset provisions, floating conversion, exercise or exchange prices or otherwise, or due to warrants, options or rights per share which are issued in connection with such issuance, be entitled or potentially entitled to receive shares of Common Stock at an effective price per share which is less than the Exercise Price at any time while such Common Stock or Common Stock Equivalents are in existence, such issuance shall be deemed to have occurred for less than the Exercise Price on such date of the Dilutive Issuance (regardless of whether the Common Stock or Common Stock Equivalents are (i) subsequently redeemed or retired by the Company after the date of the Dilutive Issuance or (ii) actually converted or exercised at such Base Share Price), then the Exercise Price shall be reduced at the option of the Holder and only reduced to equal the Base Share Price. Such adjustment shall be made whenever such Common Stock or Common Stock Equivalents are issued, regardless of whether the Common Stock or Common Stock Equivalents are (i) subsequently redeemed or retired by the Company after the date of the Dilutive Issuance or (ii) actually converted or exercised at such Base Share Price by the holder thereof (for the avoidance of doubt, the Holder may utilize the Base Share Price even if the Company did not actually issue shares of its common stock at the Base Share Price under the respective Common stock Equivalents). The Company shall notify the Holder in writing, no later than the Trading Day following the issuance of any Common Stock or Common Stock Equivalents subject to this Section 2(b), indicating therein the applicable issuance price, or applicable reset price, exchange price, conversion price and other pricing terms (such notice the “Dilutive Issuance Notice”). For purposes of clarification, whether or not the Company provides a Dilutive Issuance Notice pursuant to this Section 2(b), upon the occurrence of any Dilutive Issuance, after the date of such Dilutive Issuance the Holder is entitled to receive a number of Warrant Shares based upon the Base Share Price regardless of whether the Holder accurately refers to the Base Share Price in the Notice of Exercise. This Adjustment shall not apply to shares of Common Stock or options issued to employees, officers, contractors or directors of the Company pursuant to any stock or option plan duly adopted for such purpose. The adjustments pursuant to this Section 2b will remain through the occurrence of a Qualified Capital Raise. For Avoidance of doubt, no adjustments to the price of the warrant shall be made pursuant to this Section 2 related to any Dilutive Issuance occurring subsequent to the completion of a Qualified Capital Raise.

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2.             GOVERNING LAW; MISCELLANEOUS.

a.             Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be determined in accordance with the provisions of the Purchase Agreement.

b.             Capitalized Terms. Capitalized terms used but not otherwise defined herein have the meanings ascribed to them in the Warrant or Purchase Agreement, as applicable.

c.              Recitals. The recitations set forth in the preamble of this Amendment are true and correct and incorporated herein by this reference.

d.             Counterparts; Signatures by Facsimile. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. This Amendment, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Amendment bearing the signature of the party so delivering this Amendment.

e.             Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing as provided in the Purchase Agreement.

f.              Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties and their successors and assigns.

[signature page follows]

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IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed as of the date first above written.

MODULAR MEDICAL, INC.

By:
Name:	Ellen O’Connor Vos
Title:	Chief Executive Officer

[Purchaser Signature Page Follows]

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[SIGNATURE PAGE OF PURCHASER TO MODD OMNIBUS AMENDMENT AGREEMENT]

Name of Purchaser:

Signature of Authorized Signatory of Purchaser:

Name of Authorized Signatory:

Title of Authorized Signatory:

Date of Securities Purchase Agreement